SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 20, 2005

COLLEGIATE FUNDING SERVICES EDUCATION LOAN TRUST 2005-B
(Issuer of the Notes)

COLLEGIATE FUNDING OF DELAWARE, L.L.C.
(Depositor of the Issuer of the Notes)

(Exact name of Co-Registrant as specified in its charter)

Delaware Delaware	333-124468-01 333-124468	43-6924567 31-1812121

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

10304 Spotsylvania Avenue, Suite 100, Fredericksburg, Virginia            22408

(Address of principal executive offices)                                           (Zip Code)

Registrant's telephone number, including area code (540) 374-1600

Not Applicable

(Former name or former address, if changed since last report.)

Item 8.01 Other Events.

          This Current Report on Form 8-K is being filed with respect to certain agreements entered into in connection with the issuance by Collegiate Funding Services Education Loan Trust 2005-B of $1,300,000,000 aggregate principal amount of Student Loan Asset-Backed Notes, Series 2005-B.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

           (c) Exhibits

                     Exhibit No.

                     1.1 An Underwriting Agreement, dated as of July 13, 2005 among Citigroup Global Markets Inc., J. P. Morgan Securities Inc., Banc of America Securities LLC and Goldman, Sachs & Co. as underwriters, Collegiate Funding Services, L.L.C. and Collegiate Funding of Delaware, L.L.C.

                     4.1 An Indenture of Trust, dated as of July 1, 2005, between Collegiate Funding Services Education Loan Trust 2005-B and The Bank of New York, as eligible lender trustee and as trustee.

                     25.1 Statement of eligibility of trustee on Form T-1.

                     99.1 An Amended and Restated Trust Agreement, dated as of July 1, 2005 between Collegiate Funding of Delaware, L.L.C., as Depositor and Wilmington Trust Company, as Delaware Trustee.

                     99.2 A Master Servicing Agreement, dated as of July 1, 2005, between Collegiate Funding Services Education Loan Trust 2005-B and Collegiate Funding Master Servicing, L.L.C.

                     99.3 An Administration Agreement, dated as of July 1, 2005 among Collegiate Funding Services Education Loan Trust 2005-B, as Issuer, Wilmington Trust Company, as Delaware Trustee, The Bank of New York, as Indenture Trustee and Eligible Lender Trustee and Collegiate Funding Portfolio Administration, L.L.C., as Administrator.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Co-Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

COLLEGIATE FUNDING SERVICES EDUCATION LOAN TRUST 2005-B
COLLEGIATE FUNDING OF DELAWARE, L.L.C.
(Co-Registrants)

Dated: July 26, 2005	Collegiate Funding of Delaware, L.L.C. as Co- Registrant By:/s/ Kevin Landgraver Name: Kevin Landgraver Title: Treasurer

Dated: July 26, 2005	Collegiate Funding Services Education Loan Trust 2005-B, as Co-Registrant, by Collegiate Funding Portfolio Administration, L.L.C. as Administrator

By: /s/ Kevin Landgraver
      Name: Kevin Landgraver
Title: Treasurer

EXHIBIT INDEX

Exhibit Number	Description

1.1	An Underwriting Agreement, dated as of July 13, 2005 among Citigroup Global Markets Inc., J. P. Morgan Securities Inc., Banc of America Securities LLC and Goldman, Sachs & Co. as underwriters, Collegiate Funding Services, L.L.C. and Collegiate Funding of Delaware, L.L.C.

4.1	An Indenture of Trust, dated as of July 1, 2005, between Collegiate Funding Services Education Loan Trust 2005-B and The Bank of New York, as eligible lender trustee and as trustee.

25.1	Statement of eligibility of trustee on Form T-1.

99.1	An Amended and Restated Trust Agreement, dated as of July 1, 2005 between Collegiate Funding of Delaware, L.L.C., as Depositor and Wilmington Trust Company, as Delaware Trustee.

99.2	A Master Servicing Agreement, dated as of July 1, 2005, between Collegiate Funding Services Education Loan Trust 2005-B and Collegiate Funding Master Servicing, L.L.C.

99.3	An Administration Agreement, dated as of July 1, 2005 among Collegiate Funding Services Education Loan Trust 2005-B, as Issuer, Wilmington Trust Company, as Delaware Trustee, The Bank of New York, as Indenture Trustee and Eligible Lender Trustee and Collegiate Funding Portfolio Administration, L.L.C., as Administrator.